united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

TOPS® Managed Risk Flex ETF Portfolio
A series of the Northern Lights Variable Trust

Annual Report

December 31, 2014

Distributed by Northern Lights Distributors, LLC

Member FINRA

“Positive TOPS Returns for 2014 In The Face of Increased Financial Markets Volatility”

All TOPS portfolios recorded positive returns for 2014, despite increased volatility and strong crosswinds challenging our diversified investment management strategies. While diversified portfolios typically fare well versus the benchmark U.S. large cap stocks and intermediate term bonds, globally diversified portfolios struggled versus the S&P 500 and U.S. aggregate bond index this year. TOPS utilizes a very sophisticated mix of 20+ global indices to optimize portfolio allocations over time; 2014 was simply a year where global diversification did not provide the opportunity for above average returns. Investors that did not diversify from U.S. large cap stocks were well compensated in the short term for taking on additional risk. On the other hand, investors that over weighted international or energy related stocks were punished. A key to the long term success of the TOPS strategies is the avoidance of taking on excessive risk, which means TOPS will trail the very best sectors and beat the worst sectors.

Relative to benchmarks reflecting our strategic global allocations to stocks and bonds, the TOPS Portfolios finished the year in line. Nonetheless, we are disappointed that so many unique events materialized globally in a single calendar year, dampening absolute returns.

2014 was a year of surprises. Coming into the year, we expected high single digit returns for U.S. stocks and low double digits for international stocks. In aggregate across market capitalizations, the U.S. prediction was accurate and local currency international returns were close as well. However, like any natural disaster, the currency tsunami of 2014 made international stocks fall short after currency adjustments. Likewise, several other factors contributed to results falling short of expectations for diversified portfolios, as nearly all diversified asset classes detracted from equity results versus the S&P 500.

As television news stations and media outlets overall roll out their 2014 summaries, there are a few observations that come to mind. The world is littered with investment themes and stories, as we are blessed in this age to have an overwhelming amount of financial media. Each day, we have the opportunity to be inundated with well thought out theses on thousands of economic and financial topics. Compelling investment themes and/or stories do not always play out in investment performance, however. If that were the case, investing would simply involve a Google search for “positive economic trends”.

Professional investing requires the discipline to balance risk and reward in the best interest of shareholders, rejecting the temptation to chase after short term trends. In 2014 we saw several impactful trends that left a significant impact on results. However, capitalizing to the full extent on many of these trends would have required putting shareholder assets at significant risk.

A significant observation for 2014 was that several major trends were directly or indirectly driven by government actions. First, at this stage in the global economic cycle, governments are

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largely controlling market interest rates. Secondly, the drop in many currencies (specifically the Euro and Yen) can be largely attributed to government actions. Lastly, OPEC and its member nations have had a direct impact on setting global oil prices.

2014 Impactful Trends:

1)	The U.S. Dollar had its best year since 2005, having a significant negative impact on international investments.

2)	The S&P 500 had an incredible year versus other indexes.

3)	Interest rates dropped in the U.S., against expectations coming into the year.

4)	Oil had its worst year since 2008.

The Strong U.S. Dollar

The U.S. Dollar (USD) had a banner year. For years, we have reminded investors that most things are best in moderation. Over time, moderate currency movements have little impact on results. However, uncharacteristic swings can have a dramatic impact. For U.S. investors with international investments, the sharp USD moves this year had a direct drag on returns. For example, while international developed stocks trailed the S&P 500 this year by about 19%, about 2/3 of the drag was from currencies. While the USD strength in 2014 is not unprecedented, most investors would have a hard time remembering the last time the dollar appreciated so much.

The Euro drop in 2014 versus the USD had a large impact on the international investments for TOPS. Since the end of 2002, the Euro has traded over 1 vs. the USD. The Euro lost about 12% versus the USD in 2014. Likewise, the Japanese Yen lost just shy of 14%, the British Pound lost about 6% and the Australian Dollar lost over 8% as well. The Euro now trades near the 10 year low to the USD of 1.17, at about 1.20 USD to each Euro. The high was in 2008 when we reached 1.60 USDs to each Euro.

Since 2003, the Euro has traded in a range of 1.1 to 1.6 Euro/USD. While there is always risk that the Euro could fall further, we recognize the currency is in the bottom 20% of its historic range and drastic changes in exposure at this point could harm our investors. We are instead making small adjustments to manage currency risk.

As we reminded investors in 2008 when the U.S. economy teetered on the edge of collapse, the value of the entire United States economy cannot go to zero. Similarly, the value of the Eurozone, which is the 2nd largest economy in the world, is not going to zero. Will the Euro bottom at parity, a 1:1 exchange rate, with the USD? While possible, that is not optimal for the USD or the Euro.

TOPS has increased exposure to the USD by reducing exposure to international bonds to the minimum point of our strategic range. Likewise, we utilize an international bond ETF that is dollar hedged, which hedges out the impact of currency movements. Since successfully

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predicting short term currency changes is somewhat less likely than filling out a perfect NCAA tournament basketball bracket, many investment managers focus on managing and monitoring currency exposure instead of trying to profit on currency speculation. TOPS follows this strategy, by not making big bets on short term currency movements. In a review of popular funds geared towards profiting on currency speculation, we found that many of the top funds lost money in 2014, an example that even top currency experts were not able to profit on moves this year.

A Strong Year for the S&P 500 & Longer Term Bonds

In 2014, putting 100% of an investor’s money in the S&P 500 index would have been a hugely successful speculation. However, doing the same in 2005-2007 or 2009 would have been a disaster. Unfortunately, investing is not able to be done in hindsight and opportunities for hugely successful results bring with them the risk of disasters. Similarly, hugely increasing the maturity of bond holdings at the onset of 2014 would have been an extremely successful speculation. However, if interest rates would have instead risen in 2014, as most major economists predicted, a bet on long term bonds would have been massacred. A 1% rise in rates could have caused losses of 10-25% in value.

TOPS did not put 100% of our investor’s money in the S&P 500 in 2014, nor did we invest solely in international, emerging markets or natural resources stocks. Likewise, we did not increase bond risk to capture the unexpected decrease in interest rates that occurred in 2014. The risk of those trades not playing out could have caused significant damage to our investors. Instead of increasing risk beyond our mandates, we capitalized on the incredible year for the S&P 500 by maintaining large cap U.S. stock exposure as our #1 stock allocation in every one of our TOPS portfolios. In fact, we increased exposure to large cap U.S. stocks during the year. While maintaining a relatively short exposure to bonds, we earned positive returns from our fixed income allocation.

A Tough Year for Oil

Oil had its worst year since 2008, which brings up two significant points. First, it was a bad year overall for natural resources investments. Secondly, this is not unprecedented, as oil prices have a history of fluctuating. For example, prices peaked at $145 per barrel in July 2008 and fell all the way to $31 per barrel by December of that year. Even this 80% decline in prices was not completely unprecedented, as we had a 65% drop during the mid-1980s.

Dropping oil prices had a significant impact on many sectors of the market, but specifically in prices for energy stocks and high yield bonds. Many high yield bonds are issued by energy companies, so it seems investors believed lower oil prices might put pressure on the ability of these companies to pay on their debt. While high yield bond prices have dropped recently, continued growth in the U.S. economy indicates the risk of a major increase in defaults remains low.

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From 2014 into 2015

So, how will we remember 2014? From an investment standpoint, 2014 will be remembered as a year shaped by currencies, interest rates and oil prices. For TOPS investors, it will be a year in which growth exceeded inflation and an overall increase in wealth occurred. For the TOPS Portfolio Management Team, it will go down as a year in which we faced several significant headwinds to our style of investing. We are very pleased, however, that we did not chase gambles and remained disciplined to the benefit of our investors.

Where do we go from here? According to JP Morgan, forward looking P/Es are at their highest level since 2006 but U.S. stocks are only at historical average P/E valuation levels. Going back to the 1966 bull market, reaching average historical P/E levels has not necessarily been a bad omen for stocks. However, 2 of the last 3 bull markets sputtered out upon reaching average valuations (S&P- JP Morgan). Generally, the economic and earnings outlook in the U.S. look favorable and we maintain an above average allocation to U.S. stocks at this time.

We also recognize the U.S. has not cleaned out the skeletons in its closet. There are only a few developed countries in the world with higher levels of debt to GDP than the U.S.; they are Japan, Portugal, Greece and Italy (Source: JP Morgan Asset Management). Inflation remains near its lowest point ever. Likewise, the 10 yr. U.S. Treasury finished the year at a 2.17% yield, near its lowest point in over 50 years. Trying to time the top or bottom to any economic figure is a difficult task; investors in the U.S. are left to do that with many figures in the U.S. right now. Some have likened timing a top or bottom to catching a falling sword.

The international story has a lot of potential; however, we recognize the skeletons in the international closet as well. While it may be tempting to write off international stocks, given the recent performance, remember investing is an art and a science. Likewise, stock markets tend to be leading indicators, and investing after strong economic numbers is typically too late. Think back to 2009, as our bull market in the U.S. started at a time when the U.S. economy teetered on the edge of disaster. Now, look at what many international markets are facing now. Often times it is in difficult economic environments that bull markets develop. We recognize bull and bear markets cannot be perfectly predicted, which is why we adhere to our disciplined globally diversified approach.

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Summary of Milliman Managed Risk Strategy™ (MMRS)

While volatility ebbed to finish 2013, it flowed to start 2014. The TOPS Managed Risk ETF Portfolios utilize a sophisticated algorithm, as opposed to the VIX index (a popular measure of general volatility in the market). However, it is important to note that the VIX index reached a level in January of 2014 higher than any reading experienced in 2013. That being said, those levels on the VIX index were less than half of numbers registered in 2010 and 2011. Likewise, VIX readings were still well below normal levels seen in 2012.

Volatility in the equity markets picked up steam steadily throughout the month of January, as a result the MMRS made the most significant move since the summer of 2013. The equity exposure in the TOPS® Managed Risk Growth ETF Portfolio was reduced to an effective level of about 70% to end the month. The TOPS® Managed Risk Moderate Growth ETF Portfolio, TOPS® Managed Risk Balanced ETF Portfolio, and TOPS® Managed Risk Flex ETF Portfolio stayed near respective target equity levels. With relatively significant exposure to short-term bonds, these Portfolios were able to maintain volatility levels within acceptable ranges. Therefore, it was not necessary to reduce equity exposure.

As February started, volatility reached a level that necessitated the TOPS Portfolios increase hedge positions. This was primarily due to heightened uncertainty in emerging markets. Weakness in growth rates among some of the BRIC (Brazil, Russia, India, China) countries seemed to be the catalyst, as well as an unexpected sharp drop in the Chinese yuan. The yuan slipped 1.3% for the month in the largest monthly dip on record. The global contagion of volatility turned out to be short lived, as the shock to volatility diminished over the month and all of the portfolios returned to their respective minimal hedge positions by month end.

The first quarter finished with a dip in volatility, as March was an overall quiet month. The steadiness in March followed the rocky “V” shaped market of February. As such, the TOPS Portfolios hedge position was unchanged after settling back to minimal levels by the beginning of the month.

Janet Yellen’s comments in March helped to restore confidence that the Fed wouldn’t raise rates sooner than expected, which may have played a role in mitigating domestic volatility through the end of the month. Though emerging markets volatility came down from peaks in February, it remained elevated and there were several situations to watch in these markets. Likewise, the European Central Bank was getting pressure to revive growth rates in the Eurozone, and international developed markets continued to exhibit higher volatility than the U.S. Fortunately, the dynamic nature of the MMRS allowed us to react appropriately to these scenarios.

April was a whipsaw month for volatility. The hedge positions of the TOPS Managed Risk Portfolios started the month at minimal levels, however, concerns regarding the escalating situation between Russia and Ukraine caused hedge levels to increase mid-month. The increased hedge positions were then quickly reduced, after losses were recovered, and the portfolios remained positioned to capture upside when the market took off from those levels.

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May and June were historically quiet months for volatility and the hedge positions in the TOPS Managed Risk Portfolios reflected this by running at minimal levels for those months. With the economy continuing to show slow-but-steady improvement, trading volume has reached six-year lows in U.S. stocks. Some analysts have noted that low volume with rising markets has preceded certain downturns in the past, and if that is the case the TOPS® Managed Risk ETF Portfolios can react quickly to reduce exposure in a sustained decline. Geopolitical events in the Middle East and Ukraine and the effectiveness of continued central bank intervention in international developed markets remain the most direct risks to increased volatility ahead.

From April through mid-July, the S&P 500 went 62 straight trading days without a 1% daily move in either direction, the longest stretch since 1995. After this odd stretch of calm, volatility ticked up into the end of the month of July, seemingly due to the escalating conflict in the Middle East, mixed earnings domestically, and some concerns around inflation from the Fed’s latest policy statement. The TOPS Managed Risk ETF Portfolios did not see enough of a volatility increase by month end to increase the hedge positions.

Although August feigned to be a month with increased volatility over geopolitical issues on the outset, another “V” market event occurred, with U.S. equity markets reaching all-time highs. Volatility peaked early in the month concurrent with the drawdowns but returned to the previous low levels by the end of the month. Although we saw an increase in volatility early in the month, it was not enough to cause material changes in the hedge position for the TOPS Managed Risk Portfolios at any point over the month from July’s minimal levels.

After hitting historical lows for realized volatility earlier in the month of September, volatility picked up into the end of the 3rd quarter. Though volatility increased and we subsequently started to see the hedge position increase into October for the TOPS Managed Risk Growth Portfolio, the hedge position was unchanged over the month. This marked the first quarter since inception of the TOPS Managed Risk Portfolios where the hedge position was unchanged for the entire quarter.

Upon finishing the third ‘V’-shaped market of 2014, the hedge positions for the TOPS Managed Risk funds returned to their minimum settings before the end of October. As ‘V’-shaped markets can show, the Portfolios reached hedging peaks (percentage of equity reduction) of 36% for Growth, 39% for Moderate and 45% for Balanced at mid-month. All signs pointed to sustained increased volatility on the 15th, after many hedge funds suffered large losses and rates experienced a 7 standard deviation move that hadn’t been seen since Lehman Brothers collapsed. The largest increase in volatility during the month was in domestic stocks, while emerging markets and international developed volatility increased less sharply.

Fears subsequently abated for some of the risk factors that caused the volatility in the first half of the month as the Fed governors discussed projections for rates and future stimulus. This caused a quick recovery of the drawdown, and we saw the market reach new highs into the first few days of November. As with any rigorous, rules-based risk management strategy, we expect potential for drag in these types of markets.

Volatility continued to decline over the month of November with strong earnings and improving U.S. economic data. The TOPS Managed Risk Portfolios returned to their minimum hedge

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positions within the first week of the month and were unchanged thereafter.

The Milliman Managed Risk Strategy is designed with a goal of improving overall investment returns, reducing volatility and the impact of large market downturns. In order to add value, the strategy implements techniques that are statistically probable for success. We believe that, over time, investors should benefit by a disciplined approach following the most likely scenarios.

Recently, we did research tracking each time the S&P 500 reached a new all-time high, going back to 1980. In between each all-time high, we calculated the maximum drawdown for the S&P 500. Since 1980, there are been 42 times when the drawdown between all-time highs was more than 5%, including the recent V-Market in September-November of this year. The most recent V-Market was a bit unique, however, because volatility was very low preceding the market drawdown. In fact, out of the 42 time periods where the market fell at least 5%, volatility was the lowest heading into the recent V-Market.

The month of December closed out the year with the market’s fourth “V” shape pattern. As such, the TOPS Managed Risk Portfolios started to increase the hedge positions during the first leg of the “V”, but then returned to the minimum settings. The December “V” market wasn’t as deep as previous occurrences so only TOPS Managed Risk Growth materially increased the hedge positions which peaked at close to 30% and were subsequently reduced heading into the Christmas holiday. Oil was the main driver of the blip in volatility for the month, and continues to be a short term driver for markets and volatility.

The year of 2014 was a challenging year for risk managed funds overall due to the quick recoveries after corrections, seemingly caused by the action of the Fed to bolster markets. We saw that most portfolios exhibited a drag in performance over the year, where portfolios with more equity exposure tended to experience more drag. We expect to see the Fed withdraw this support down the line, but the timing is unsure. Geopolitical tension continues to loom on the horizon and oil price swings will influence volatility going forward. We expect to continue to operate the strategy prudently and diligently given that it is meant to improve the risk characteristics of funds that it is employed on over multiple market cycles. If the current bull cycle we are in is in fact headed for a turn, the TOPS Managed Risk Portfolios should benefit from the risk management overlay.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

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The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

The Barclays Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

The Barclays Capital Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

6071-NLD-1/29/2015

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TOPS® Managed Risk Flex ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2014

The Portfolio’s performance figures* for the periods ended December 31, 2014, as compared to its benchmark:

	One	Performance Since
	Year	Inception (8/27/13)
TOPS Managed Risk Flex ETF Portfolio	2.54%	6.54%
S&P 500 Total Return Index**	13.69%	21.42%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the May 1, 2014 prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses is 1.10%. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2014	% of Net Assets
Equity Funds	49.3%
Debt Funds	38.9%
Other/Cash & Cash Equivalents	11.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

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TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 88.2%
	DEBT FUNDS - 38.9%
108,566	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$2,637,068
12,583	iShares 3-7 Year Treasury Bond ETF	1,539,027
8,696	iShares Floating Rate Bond ETF	439,496
18,382	iShares iBoxx $ High Yield Corporate Bond ETF	1,647,027
19,330	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,308,195
44,683	PIMCO 1-5 Year U.S. TIPS Index ETF	2,311,452
27,486	PowerShares Senior Loan Portfolio	660,488
46,741	SPDR Barclays Short Term Corporate Bond ETF	1,429,807
10,339	Vanguard Total International Bond ETF	549,104
15,893	WisdomTree Emerging Markets Local Debt Fund	661,149
		14,182,813
	EQUITY FUNDS - 49.3%
17,837	FlexShares Global Upstream Natural Resources Index Fund	546,169
13,495	Guggenheim Timber ETF	327,119
11,974	iShares Core S&P Mid-Cap ETF	1,733,835
15,201	iShares Core S&P Small-Cap ETF	1,733,826
23,276	iShares S&P 500 Growth ETF	2,597,602
37,112	iShares S&P 500 Value ETF	3,479,992
23,643	SPDR Dow Jones International Real Estate ETF	982,839
9,489	SPDR Dow Jones REIT ETF	862,550
2,960	Vanguard Energy ETF	330,395
6,895	Vanguard FTSE All-World ex-US ETF	658,128
65,174	Vanguard FTSE All-World ex-US Small-Cap ETF	3,054,054
27,373	Vanguard FTSE Emerging Markets ETF	1,095,468
3,039	Vanguard Materials ETF	326,358
5,067	WisdomTree Emerging Markets SmallCap Dividend Fund	218,692
		17,947,027
	TOTAL EXCHANGE TRADED FUNDS (Cost - $32,220,492)	32,129,840

	SHORT-TERM INVESTMENTS - 13.4%
	MONEY MARKET FUND - 13.2%
4,788,041	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.01% (a)	4,788,041

Principal		Coupon (b)	Maturity
	U.S. TREASURY BILLS - 0.2%
$60,000	United States Treasury Bill (c)	0.03%	3/19/2015	59,997
3,000	United States Treasury Bill (c)	0.00%	3/19/2015	3,000
				62,997

	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,851,038)			4,851,038

	TOTAL INVESTMENTS - 101.6% (Cost - $37,071,530) (d)			$36,980,878
	OTHER ASSETS AND LIABILITIES - NET - (1.6)%			(565,883)
	TOTAL NET ASSETS - 100.0%			$36,414,995

See accompanying notes to financial statements.

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TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund.

REIT - Real Estate Investment Trust.

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2014.

(b)	Represents discount rate at time of purchase.

(c)	All or a portion of this security may be held as collateral for futures contracts.

(d)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $37,076,114 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$576,786
Unrealized depreciation:	(672,022)
Net unrealized depreciation:	$(95,236)

		Unrealized
Contracts		Appreciation
	OPEN LONG FUTURES CONTRACTS
4	MSCI EAFE Index Mini March 2015 (Underlying Face Amount at Value $351,580)	$3,275
5	MSCI Emerging Market Index Mini March 2015 (Underlying Face Amount at Value $239,425)	12,700
2	Russell 2000 Index Mini March 2015 (Underlying Face Amount at Value $240,140)	12,620
4	S&P 500 Index E-Mini March 2015 (Underlying Face Amount at Value $410,500)	13,820
1	S&P Midcap 400 Index E-Mini March 2015 (Underlying Face Amount at Value $144,860)	6,030

	NET UNREALIZED APPRECIATION OF OPEN LONG FUTURES CONTRACTS	$48,445

See accompanying notes to financial statements.

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TOPS® Managed Risk Flex ETF Portfolio
Statement of Assets and Liabilities
December 31, 2014

Assets:
Total Investments in securities, at cost	$37,071,530
Total Investments in securities, at value	$36,980,878
Receivable for securities sold	190,042
Dividends receivable	25,910
Unrealized appreciation on futures contracts	48,445
Total Assets	37,245,275
Liabilities:
Payable for securities purchased	743,383
Due to broker	58,960
Accrued distribution (12b-1) fees	13,865
Accrued investment advisory fees	9,244
Payable for Portfolio shares redeemed	1,747
Administrative services fee payable	3,081
Total Liabilities	830,280
Net Assets	$36,414,995

Net Assets Consist Of:
Paid in capital	$36,036,032
Undistributed net investment income	262,292
Accumulated net realized gain on investments and futures contracts	158,878
Net unrealized depreciation on investments and futures contracts	(42,207)
Net Assets	$36,414,995
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,346,988

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.88

See accompanying notes to financial statements.

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TOPS® Managed Risk Flex ETF Portfolio
Statement of Operations
For the Year Ended December 31, 2014

Investment Income:
Dividend income	$407,376
Interest income	251
Total Investment Income	407,627

Expenses:
Distribution fees (12b-1)	76,853
Investment advisory fees	51,235
Administrative services fees	17,079
Total Expenses	145,167
Net Investment Income	262,460

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	185,209
Futures contracts	(23,111)
Distributions of realized gains by underlying investment companies	329
Total net realized gain	162,427
Net change in unrealized appreciation (depreciation) on:
Investments	(167,330)
Futures contracts	44,958
Total unrealized depreciation	(122,372)
Net Realized and Unrealized Gain on Investments	40,055

Net Increase in Net Assets Resulting from Operations	$302,515

See accompanying notes to financial statements.

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TOPS® Managed Risk Flex ETF Portfolio
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	December 31, 2014	December 31, 2013 (a)
Increase in Net Assets:
From Operations:
Net investment income	$262,460	$15,940
Net realized gain on investments and futures contracts	162,098	2,292
Distributions of realized gains by underlying investment companies	329	337
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(122,372)	80,165
Net increase in net assets resulting from operations	302,515	98,734

From Distributions to Shareholders:
From Net Investment Income:	(16,108)	—
From Net Realized Gains:	(6,178)	—

Total distributions to shareholders	(22,286)	—

From Shares of Beneficial Interest:
Proceeds from shares sold	34,938,347	3,487,564
Reinvestment of distributions	22,286	—
Cost of shares redeemed	(2,408,500)	(3,665)
Net increase in net assets from share transactions of beneficial interest	32,552,133	3,483,899

Total Increase In Net Assets	32,832,362	3,582,633

Net Assets:
Beginning of period	3,582,633	—
End of period *	$36,414,995	$3,582,633
* Includes undistributed net investment income of:	$262,292	$15,940

SHARE ACTIVITY
Shares Sold	3,227,915	337,739
Shares Reinvested	2,064	—
Shares Redeemed	(220,381)	(349)
Net increase in shares of beneficial interest outstanding	3,009,598	337,390

(a)	TOPS® Managed Risk Flex ETF Portfolio commenced operations on August 27, 2013.

See accompanying notes to financial statements.

14

TOPS® Managed Risk Flex ETF Portfolio
Financial Highlights

Selected data based on a share outstanding throughout each period.

	For the		For the
	Year Ended		Period Ended
	December 31, 2014		December 31, 2013 (a)

Net asset value, beginning of period	$10.62		$10.00
Income from investment operations:
Net investment income (b) (c)	0.17		0.11
Net realized and unrealized gain on investments and futures contracts	0.10		0.51
Total from investment operations	0.27		0.62

Less distributions from:
Net investment income	(0.01)		—
Net realized gain	(0.00	) (d)	—
Total distributions	(0.01)		—

Net asset value, end of period	$10.88		$10.62
Total return (e)	2.54%		6.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$36,415		$3,583
Ratio of expenses to average net assets (f)	0.85%		0.85	% (g)
Ratio of net investment income to average net assets (c) (f)	1.54%		3.09	% (g)
Portfolio turnover rate	25%		3	% (h)

(a)	The TOPS® Managed Risk Flex ETF Portfolio commenced operations on August 27, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.01 per share.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

15

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

1.	ORGANIZATION

The TOPS® Managed Risk Flex ETF Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on November 2, 2005, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of the Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. The Portfolio pays its own expenses. The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole. The Portfolio commenced operations on August 27, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

The Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.

16

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Portfolios may invest in portfolios of open-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

17

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2014 for the Portfolio’s investments measured at fair value:

TOPS® Managed Risk Flex ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$32,129,840	$—	$—	$32,129,840
Short-Term Investments	4,788,041	62,997	—	4,851,038
Long Futures Contracts **	48,445	—	—	48,445
Total	$36,966,326	$62,997	$—	$37,029,323

The Portfolio did not hold any Level 3 securities during the year ended December 31, 2014.

There were no transfers into or out of Level 1 or Level 2 during the year ended December 31, 2014.

It is the Portfolio’s policy to record transfers into or out of Level 1 or Level 2 at the end of the period.

*	Refer to the Portfolio of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions in the open tax year 2013 or expected to be taken in the Portfolio’s 2014 tax returns. The Portfolio identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

18

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Futures Contracts – The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If the Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2014, the Portfolio had a net realized loss from futures contracts of $23,111 reported in the Statement of Operations. For the year ended December 31, 2014, the Portfolio had a net change in unrealized appreciation of $44,958 from futures contracts.

The derivative instruments outstanding as of December 31, 2014 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $32,696,744 and $3,745,696, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

ValMark Advisers, Inc. serves as the Portfolio’s Investment Advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolio’s Sub-Advisor (the “Sub-Advisor”). The Portfolio has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Portfolio for serving in such capacities.

19

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Pursuant to an Advisory Agreement with the Trust, the Advisor, on behalf of the Portfolio, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the year ended December 31, 2014, the Advisor earned $51,235 in advisory fees.

The Board has adopted, on behalf of the Portfolio, a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The fee is calculated at an annual rate of 0.45% of the average daily net assets attributable to the Portfolio’s shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of the Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. The Distributor is an affiliate of GFS. For the year ended December 31, 2014, the Portfolio paid $76,853 in distribution fees.

Pursuant to the terms of an administrative servicing agreement with GFS, the Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by the Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense, Trustees Fees and Custody Fees. For the year ended December 31, 2014, the Trustees received fees in the amount $7,169 on behalf of the Portfolio.

GFS provides a Principal Executive Officer and a Principal Financial Officer to the Portfolio.

In addition, certain affiliates of GFS provide ancillary services to the Portfolio as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from GFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2014, Minnesota Life Insurance Company held 100% of the voting securities of the Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Fiscal Year Ended
December 31, 2014
Ordinary Income	$19,858
Long-Term Capital Gain	2,428
$22,286

There were no distributions paid during the period ended December 31, 2013.

20

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	October	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Loss	(Depreciation)	Earnings/(Deficits)
$460,454	$13,745	$—	$—	$—	$(95,236)	$378,963

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income and accumulated net realized gain from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open Section 1256 contracts.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the financial statements.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust
and the Shareholders of TOPS Managed Risk Flex ETF Portfolio

We have audited the accompanying statement of assets and liabilities of TOPS Managed Risk Flex ETF Portfolio, a series of shares of beneficial interest of Northern Lights Variable Trust (the “Portfolio”), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period August 27, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TOPS Managed Risk Flex ETF Portfolio as of December 31, 2014, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period August 27, 2013 through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 17, 2015
22

TOPS® Managed Risk Flex ETF Portfolio
EXPENSE EXAMPLES (Unaudited)
December 31, 2014

As a shareholder of the TOPS® Managed Risk Flex ETF Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	7-1-14	12-31-14	Period *	12-31-14	Period*
TOPS Managed Risk Flex ETF Portfolio	0.85%	$1,000.00	$986.40	$4.26	$1,020.92	$4.33

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
23

TOPS® Managed Risk Flex ETF Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014

TOPS® Managed Risk Flex ETF Portfolio (Adviser – ValMark Advisers, Inc)

In connection with the regular meeting held on November 11-12, 2014, the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between ValMark Advisers, Inc (“ValMark”) and the Trust, with respect to TOPS® Managed Risk Flex ETF Portfolio (“TOPS Risk Flex”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser was established in 1997 and is currently managing approximately $5.5 billion in assets providing advisory services and risk management services for several corporate insurance firms and investment companies. The Board reviewed the background information of the key investment personnel responsible for servicing the Portfolios, observing that the investment team consists of experienced financial industry professionals who have insurance expertise, have accomplished career credentials with some having been former executives from national financial services organizations, and are fully capable of providing the Funds with investment management services. For the TOPS Managed Risk Portfolios, the Board observed that the adviser conducts due diligence and supervision of the sub-adviser, Milliman, an industry leader in developing and managing hedging overlay strategies. The Board also observed that the adviser’s due diligence and sub-adviser supervision process consists of reviewing trade information, position summaries, and having regular communication. The Board observed that the adviser provides compliance monitoring with the Portfolios’ investment limitations by reviewing daily reports of each Portfolio’s holdings prior to each trade while also monitoring for style drift. The Board reviewed the adviser’s broker-dealer selection process and best execution practices noting their approach takes into consideration the size of the broker-dealer, its experience with ETF execution, and the technology offered for execution. The Board acknowledged that it has had a good working relationship with the adviser for several years, having several variable insurance portfolios within the Trust. The Board recognized that the adviser is considered one of the top ETF strategists in the U.S., having responded to clients and insurance carrier requests to create various ETF strategies. The Board acknowledged the adviser has a solid industry reputation and robust corporate structure, concluding the adviser should continue to provide a high level of quality service to the Funds for the benefit of its shareholders.

Performance.

TOPS Risk Flex. The Trustees noted that the Portfolio was sub-advised by Milliman, and discussed the Portfolio’s Morningstar category and the fact that the Portfolio had been operating for just over a year. The Trustees noted that the Portfolio outperformed its Morningstar category over the 1-year period, but lagged the adviser-selected peer group over the same period. The Trustees noted the Portfolio’s largest monthly increase and decrease, and they reasoned that the Fund appeared to have a lower standard deviation than the adviser-selected benchmark. The Trustees concluded that over the relatively short time period of its operations, the Portfolio appears to be achieving its objective of income and capital appreciation with less volatility than equity markets.

Fees and Expenses.

TOPS Risk Flex. The Trustees evaluated the advisory fee and expense ratios of TOPS Risk Flex, noting that the Portfolio’s advisory fee is lower than the lowest in the peer group and the Portfolio’s expenses are higher than the peer group average ratio but within the range of the peer group. They also noted that the advisory fee was lower than the average for the Morningstar category, and the net expense ratio was higher than the average but within the range of the Morningstar category. They further considered that while the Portfolio’s advisory fee is

24

TOPS® Managed Risk Flex ETF Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2014

higher than that charged to some of the other TOPS Portfolios, the additional risk management services provided by Milliman and monitoring by the adviser could reasonably warrant a higher advisory fee. The Trustees concluded that the Portfolio is very competitively priced, and that they are satisfied with both the advisory fee and expense levels of the Portfolio.

Economies of Scale. The Trustees noted that the adviser has indicated that it believes the advisory fees are competitive even at higher asset levels and negotiated its fees with this in mind. The Trustees further noted that this aggressive fee schedule makes it unlikely that breakpoints would be instituted in the near future. After discussion, it was the consensus of the Trustees that based on the very competitive fee level of each Portfolio, and the adviser’s profit analysis, economies had not yet been reached, but the matter of economies of scale would be revisited as each Portfolio’s size increases significantly.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees considered the profits realized by the adviser in connection with the operation of each Portfolio and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Portfolio. The Trustees observed that based on the profitability information provided by the adviser, the adviser realized a modest profit on each TOPS Managed Risk Portfolio (with the exception of TOPS Risk Flex), while realizing a loss with respect to the other TOPS Portfolios. After discussion, the Trustees concluded that the adviser was not realizing an excessive profit from its management of any of the TOPS Portfolios.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the TOPS® Managed Risk Flex ETF Portfolio.

TOPS Managed Risk Portfolios – Sub-Adviser: Milliman Financial Risk Management LLC

In connection with the regular meeting held on November 11-12, 2014 the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between ValMark and Milliman Financial Risk Management, LLC (“Milliman”) with respect to TOPS® Managed Risk Flex ETF Portfolio. In considering the renewal of the Advisory and Sub-Advisory Agreements, the Trustees received materials specifically relating to the Advisory and Sub-Advisory Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that the core business of the sub-adviser goes back to 1947 providing actuarial services, and that the sub-adviser was established in 1998 as an independent investment advisory and consulting firm, recognized as a global industry leader in risk management solutions and hedging strategies, acting as an adviser, a sub-adviser, and consultant to various funds. The Board reviewed the organization and the investment personnel responsible for servicing the Portfolios noting a solid corporate structure consisting of fully staffed integrated support areas with access to various technology and resources, an investment team with extensive financial industry experience that was selected based on technical, professional, and business achievements. The Board reviewed the sub-adviser’s investment process with respect to performing a risk management role for the Portfolios by employing its proprietary risk management strategy, the Milliman Managed Risk Strategy, noting its risk models perform daily calculations to determine the appropriate trades to hedge the Portfolios’ risk after a thorough review of each Portfolio’s assets. The Board noted that the risk models are continuously updated with real time data, maintained, and rigorously back-tested over historical time periods and various market cycles by the sub-adviser. The Board observed that the sub-adviser creates performance attribution and risk reports that assess the

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December 31, 2014

effectiveness of the risk strategy providing detailed information on the capital market risks of the portfolios. The Board also observed that an investment committee meets monthly to assess the effectiveness of the Milliman Managed Risk Strategy and to review the Portfolios’ Performance Attribution and Risk reports. The Board noted that in monitoring compliance to the Portfolios’ investment limitations, the sub-adviser sets trading thresholds that comply with each Portfolio’s investment limitations directly into its trading and compliance systems to produce appropriate reporting. The Board concluded that the sub-adviser should continue to provide a high level of quality service to the Portfolios that will benefit the shareholders.

Performance. The Trustees considered the overall performance of TOPS Risk Balanced, TOPS Risk Growth, TOPS Risk Moderate and TOPS Risk Flex as described above. In addition, the Trustees reviewed the separate performance of the sub-adviser, and concluded that the sub-adviser’s overlay strategy on the four Portfolios appeared to have generally positive results, depending on the specific Portfolio. With respect to TOPS Risk Balanced, the Trustees noted that the sub-adviser had increased the Portfolio’s Sharpe ratio over the 3-year period. With respect to TOPS Risk Growth, the Trustees noted that the sub-adviser reduced the standard deviation, but had also reduced the overall return of the Portfolio enough to cause a decrease of the Portfolio’s Sharpe ratio. With respect to TOPS Risk ETF, the Trustees noted that the sub-adviser increased the Portfolio’s Sharpe ratio over the 3 year period. With respect to TOPS Risk Flex, the Trustees noted that the Portfolio’s operating history was too short for a thorough analysis of the sub-adviser’s performance. The Trustees concluded that with respect to each Portfolio sub-advised by the sub-adviser, the sub-adviser appeared to be adding value to the Portfolio and had satisfactory results.

Fees and Expenses. The Trustees noted that for each TOPS Managed Risk Portfolio, the adviser charges an annual advisory fee of 0.30%, and that the sub-adviser receives sub-advisory fees from the adviser of 0.20%. The Trustees noted that the sub-adviser charges slightly less to some of the other accounts the sub-adviser advises using a similar strategy, but that lower fees are generally only offered in anticipation of certain economies. The Trustees concluded that the sub-advisory fees charged by the sub-adviser for a volatility protection overlay and access to the high-quality services of Milliman were reasonable.

Economies of Scale. The Trustees considered whether economies of scale had been achieved with respect to the management of the TOPS Managed Risk Portfolios. The Trustees agreed that this was an issue that should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that based on the very competitive fees and expenses of each Portfolio, the current lack of fee breakpoints was acceptable. The Trustees agreed that the possibility of breakpoints and economies of scale would be revisited if the size of any Portfolio significantly increases.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser. They noted that no additional benefits were realized by the sub-adviser from other activities related to the TOPS Managed Risk Portfolios. After further discussion, the Trustees concluded that while the sub-adviser was earning profits from each Portfolio, the sub-adviser was not earning excessive profits, measured in total dollars or as a percentage of fees earned, from its relationship with each Portfolio. The Trustees also noted that after the sub-adviser’s contribution to distribution efforts, the sub-adviser reported that it operated at a loss with respect to each Portfolio.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fees are reasonable and that renewal of the agreement is in the best interests of the shareholders of TOPS® Managed Risk Flex ETF Portfolio.

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December 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	100	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); and Northern Lights Fund Trust (since 2013)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); and Northern Lights Fund Trust (since 2013)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z- Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	100	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); and Northern Lights Fund Trust (since 2005)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007)

12/31/14-NLVT-V4

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December 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Fund Trust (since 2013)

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A

James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A

Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-572-5945.

12/31/14-NLVT-V4

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PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
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PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.
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PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
FYE 2014 - $10,500

(b)	Audit-Related Fees
FYE 2014 - None

(c)	Tax Fees

FYE 2014 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees: 0.00%

Tax Fees: 0.00%

All Other Fees: 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $10,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 2/20/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 2/20/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date 2/20/15